                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5565

                           SCUDDER MUTUAL FUNDS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Gold and Precious Metals Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Gold and Precious Metals Fund	1-Year	3-Year	5-Year	10-Year
Class A	.48%	45.55%	25.95%	8.95%
Class B	-.26%	44.38%	24.93%	8.07%
Class C	-.25%	44.41%	24.95%	8.10%
S&P 500 Index+	9.42%	3.92%	-2.22%	11.01%
London Bullion Market Association Gold PM Fix Price/USD++	10.17%	15.15%	7.31%	1.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Gold and Precious Metals Fund — Class A [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,471	$29,064	$29,868	$22,206
	Average annual total return	-5.29%	42.71%	24.46%	8.30%
Class B	Growth of $10,000	$9,690	$29,897	$30,330	$21,736
	Average annual total return	-3.10%	44.06%	24.85%	8.07%
Class C	Growth of $10,000	$9,975	$30,115	$30,461	$21,786
	Average annual total return	-.25%	44.41%	24.95%	8.10%
S&P 500 Index+	Growth of $10,000	$10,942	$11,221	$8,940	$28,411
	Average annual total return	9.42%	3.92%	-2.22%	11.01%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$11,017	$15,266	$14,228	$11,086
	Average annual total return	10.17%	15.15%	7.31%	1.04%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/04	$ 19.53	$ 19.45	$ 19.42
10/31/03	$ 20.66	$ 20.55	$ 20.53
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ 1.25	$ 1.07	$ 1.08
Class A Lipper Rankings — Gold Oriented Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	49	74
3-Year	4	of	39	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004 Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception October 2, 2000 are derived from the historical performance of Class S shares of Scudder Gold and Precious Metals Fund during such periods and have assumed the same expense structure during such period. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/04
Scudder Gold and Precious Metals Fund	1-Year	3-Year	5-Year	10-Year
Class S	.70%	45.89%	26.20%	9.21%
Class AARP	.65%	45.94%	26.26%	9.23%
S&P 500 Index+	9.42%	3.92%	-2.22%	11.01%
London Bullion Market Association Gold PM Fix Price/USD++	10.17%	15.15%	7.31%	1.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class S	Class AARP
Net Asset Value: 10/31/04	$ 19.52	$ 19.54
10/31/03	$ 20.65	$ 20.68
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ 1.29	$ 1.30
Growth of an Assumed $10,000 Investment
[] Scudder Gold and Precious Metals Fund — Class S [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,070	$31,052	$32,010	$24,128
	Average annual total return	.70%	45.89%	26.20%	9.21%
Class AARP	Growth of $10,000	$10,065	$31,082	$32,091	$24,189
	Average annual total return	.65%	45.94%	26.26%	9.23%
S&P 500 Index+	Growth of $10,000	$10,942	$11,221	$8,940	$28,411
	Average annual total return	9.42%	3.92%	-2.22%	11.01%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$11,017	$15,266	$14,228	$11,086
	Average annual total return	10.17%	15.15%	7.31%	1.04%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Gold Oriented Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	34	of	49	68
3-Year	3	of	39	8
5-Year	1	of	30	4
10-Year	1	of	19	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,182.90	$ 1,178.80	$ 1,179.10	$ 1,184.20	$ 1,185.90
Expenses Paid per $1,000*[a]	$ 8.67	$ 12.46	$ 12.81	$ 7.21	$ 6.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,017.26	$ 1,013.77	$ 1,013.45	$ 1,018.60	$ 1,019.23
Expenses Paid per $1,000*[a]	$ 8.01	$ 11.52	$ 11.84	$ 6.67	$ 6.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios[a]	Class A	Class B	Class C	Class AARP	Class S
Scudder Gold and Precious Metals Fund	1.58%	2.27%	2.33%	1.31%	1.19%

For more information, please refer to the Fund's prospectus.

a The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been 1.58%, 2.37% 2.36%, 1.39% and 1.34% for Class A, Class B, Class C, Class AARP and Class S, respectively. For a $1,000 investment, the expenses paid based on the actual fund return would have been $8.67, $13.01, $12.95, $7.63 and $7.36 for Class A, Class B, Class C, Class AARP and Class S, respectively, and the expenses paid based on the hypothetical 5% fund return would have been $8.01, $12.03, $11.97, $7.05 and $6.79 for Class A, Class B, Class C, Class AARP and Class S, respectively.

Portfolio Management Review

Scudder Gold and Precious Metals Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Gold and Precious Metals Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Euan Leckie

Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1988 after 14 years as a senior financial analyst for CSR Limited and mining analyst for Commercial Banking Company and Constable and Bain.

Portfolio manager for Australian Equity, member of Global Materials Sector Team, member Australian Equity research team (resources).

Joined the fund in 2002.

Greg Foulis

Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management and the fund in October 2004.

Joined Deutsche Bank in 1997 as a senior analyst and more recently in Equity Sales, after five years in various analyst roles and 11 years working as a geologist for a number of companies including Kennecott Exploration Ltd. (now Rio Tinto) and Niugini Mining Ltd.

Portfolio manager specializing in Resources; member of Global Materials Sector Research Team; member Australian Equity local research team (resources): Sydney.

University of NSW, Master of Commerce (Finance).

Portfolio Managers Euan Leckie and Greg Foulis are based in Sydney, Australia. (Mr. Foulis succeeds Darko Kuzmanovic as co-manager.) Below, they discuss Scudder Gold and Precious Metals Fund's performance, market environment and strategy during the fund's most recent fiscal year ended October 31, 2004.

Q:  How did Scudder Gold and Precious Metals Fund perform during the most recent 12-month period?

A:  Over the past 12 months, gold and gold stocks benefited from a number of factors including a weaker US dollar and favorable supply/demand conditions. For its most recent fiscal year ended October 31, 2004, Scudder Gold and Precious Metals Fund's Class A shares posted a 0.48% total return, compared with the 9.42% return of the fund's primary benchmark, the S&P 500 index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and more complete performance information.) The fund's secondary benchmark, the London Bullion Market Association Gold Index, returned 10.17% for the same period, while the average return of the fund's peers, as represented by the Lipper Gold Oriented Funds category, was 3.77% for the 12-month period.1 The fund's portfolio, as is the case with many of the fund's peers, contains mid- and small-cap stocks and is concentrated in one sector.

1 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion. It is not possible to invest directly in a Lipper category.

Performance was disappointing this year after the fund's strong showing the previous year. The previous year's gains were helped by a group of smaller, exploration-focused stocks that fell out of favor this year, especially early in the period when the gold price was weaker. As a result, the stocks that had helped us earlier hurt us this year, and performance has suffered. Some of these stocks have been sold, and where we saw new potential, we have increased our holdings. With these adjustments, we expect our performance to improve in the next year.

Q:  Will you identify the factors that have influenced the price of gold and gold stocks over the past 12 months?

A:  Gold and other hard assets have traditionally been viewed by many investors as the best hedge against inflation, falling currencies and political instability. In the past, when investors have fled currency they have purchased gold in large volumes. The main determinant of gold prices in the short run is still the value of the US dollar. Traditionally, many investors have held gold as a hedge against the possibility of currency devaluation.2 Because gold trades as a currency, a fall in the US dollar causes a rise in the gold price. The US government's policies have meant that the US budget deficit and trade deficit will continue. These deficits, in turn, are putting direct pressure on the dollar, which has continued to weaken. In the recent past, the dollar was able to remain strong in the face of twin budget and trade deficits because foreign investors were buying US Treasury debt in record volume. Because US interest rates remain relatively low, some worry that foreign investors will be less willing to continue "propping up" the dollar going forward by purchasing dollar assets. However, some economists perceive US dollar weakness as the best short-term method for correcting the US trade deficit. And the Bush administration seems content for the moment to let the dollar decline gradually. This stance is directly positive for gold, which rose to nearly $430 per ounce in late October and climbed to a 16-year high in November. The recent statement by US Federal Reserve chairman Alan Greenspan that foreigners would not continue to finance the US current account deficit was a warning of further weakness in the US dollar.3

2 Devaluation refers to a substantial drop in the value of a currency, relative to the price of gold or the currencies of other countries.

3 An account deficit is the difference between a nation's savings and expenditures. If the current account deficit is positive, it means that a portion of the nation's savings is being invested abroad; if it is negative, it means that a portion of domestic investment is being financed by the savings of foreigners.

In addition, there has been a significant increase in global geopolitical risks during the past few years. The Iraq war has contributed to the sense of insecurity, as insurgents are bent on disrupting Iraqi elections scheduled for early 2005. The bombings in Madrid last March reaffirmed the extent of the terrorist problem. Fortunately, there were no such incidents leading up to the US presidential election, though there was evidence that some large investors had established gold holdings as a hedge against a terrorist disruption of the election. The latest concern is the possibility of an increase in Middle East turmoil associated with the Palestinian leadership succession following the death of Yasser Arafat. In summary, geopolitical risks showed no sign of abating, and the aggressive tone of the Bush administration's foreign policy continued throughout the 12-month period. This meant that more investors sought a degree of refuge in gold and gold stocks. We continue to recommend that investors maintain a holding in gold stocks.

The fact that the gold supply remained under control — there wasn't a surplus of gold in relation to demand — was a positive factor in pricing. So far, gold-producing companies have not responded to higher gold prices by increasing production significantly. Though output will be gradually boosted by newly capitalized junior producers (companies with newer mines or established precious metals exploration rights; see the guide in the Portfolio Summary section on page 18 for an explanation of the various types of gold-producing companies, represented as Tiers I through V), there are plenty of mature gold mines in which output is declining. Large central-bank gold sales — an unpredictable and potentially disruptive source of supply in years past — are under control; the various banks agreed to limit their sales of gold on the market. In addition, gold demand has been suppressed in some areas of the world by rising gold prices. Overall, supply and demand for gold have remained favorable.

Q:  Has inflation been a factor in moving gold prices higher?

A:  In broad terms, inflation is under control around the world. However, there are some signs of higher costs peeking through; recently there was an uptick in reported core inflation in both the United States and Great Britain. The most visible symptom of potential inflation is the price of oil. Crude oil prices doubled during 2004, rising as high as $56 per barrel in late October. World supply is stretched and has been further limited by problems such as the sabotage of pipelines in Iraq. While labor costs are still the most important factor in creating inflationary pressure, there is some concern that dramatically higher energy prices could set off a chain reaction of related price increases and higher wage demands. This environment has provided strong support for the price of gold.

Q:  How did you apportion the fund's holdings based on the quality of companies during the 12-month period?

A:  During the period, we reduced the fund's weighting in smaller stocks and increased exposure to major producers as well as mid-sized companies, which we felt would perform better in the market during the year. Although the mid-cap companies want to get bigger, internal growth has proved more difficult to achieve. This suggested there would be a trend toward mergers and takeovers. In fact, there was a deal in the works with IAMGold Corp. and Wheaton River Minerals Ltd. proposing a friendly merger, but it was voted down by the former's shareholders. Golden Star Resources Ltd. made a counterbid for IAMGold, and Coeur D'Alene* countered for Wheaton River. Although unsuccessful, these attempts created tension in the group, and the stocks outperformed. Meanwhile, the leaders have been performing well, led by Placer Dome, Inc., with its Cortez Hills discovery, and the rerating (positive analysis) of Kinross Gold Corp. Kinross was upgraded for two reasons: First, we believed its price to be discounted based on its growth prospects and balance sheet. Second, its purchase of the other 51% of the Paracatu mine provides a production expansion opportunity.

* Not held in portfolio as of 10/31/04.

As a result of this switching of stocks, the fund's concentration within Tiers I and II increased, while it declined in Tiers IV and V. This strategy was helpful, as Tiers I and II, especially the latter, outperformed the other sectors of the gold market. There was a significant falloff in interest in the juniors this past year, particularly the pure explorers. Meanwhile, we maintained our strategy of seeking companies across the board that offer the best growth prospects in terms of gold production and gold reserves.

Q:  Will you discuss the top contributors to fund performance during the period?

A:  Three of the top contributors to performance over the 12-month period were Placer Dome, Centerra Gold, Inc. and Newcrest Mining Ltd. The fund has held a position in Placer Dome for some time, and we increased the position during the period. Placer possesses a combination of high-quality technical management, several productive mines and three large development projects, which could provide significant growth in output. The company recently made a high-grade gold discovery in Nevada that is expected to start production in 2006. The company also appointed a new managing director who is well regarded by investors. Placer Dome has been outperforming market averages, and we expect continued good performance from this producer.

The fund has also held a position in Newcrest Mining for some time, and here again we increased the weighting during the period. The company is bringing into production the large Telfer mine in western Australia; this mine has the potential to yield more than one million ounces of low-cost gold per year. Additionally, Newcrest has identified a high-grade extension to its mine in Indonesia. This stock performed well over the period.

Q:  Which holdings detracted from performance?

A:  One detractor from the fund's performance during the past 12 months was Golden Star Resources. Golden Star is a well-managed gold mining company with developments in Ghana. The stock performed well for the fund in 2003 but has been disappointing in 2004. The company's failed takeover bid for IAMGold caused Golden Star's stock to sell off sharply. After recovering from this episode, the company experienced poor gold production during the third quarter due to weather-related delays in mine development. However, we believe that Golden Star can resume production growth.

Q:  How do you assess the market for gold bullion and gold stocks at present?

A:  The US election has come and gone, with President Bush receiving an increased mandate in a more decisive result. The Bush administration's high-spending/ low-taxation policies and aggressive foreign policy are viewed by most market participants as positive for gold. In addition, the US economy now seems to be emerging from a recent "soft patch" of slightly slower growth. Stronger economic growth has two immediate implications for gold's price. The first is that strong growth is based on consumer demand. This is positive for imports, and it tends to increase the US trade deficit, which would put downward pressure on the US dollar and upward pressure on gold prices. The second factor is the US Federal Reserve's cautious stance on raising short-term interest rates to curb inflation: That the Fed is proceeding slowly rather than aggressively in raising rates could mean that the increases will not be enough to support the dollar.

We continue to believe that Scudder Gold and Precious Metals Fund remains an attractive vehicle for investors seeking capital appreciation, and a long-term diversification hedge against inflation and falling currency prices.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	10/31/04	10/31/03

Common Stocks and Warrants	95%	92%
Cash Equivalents	5%	8%
	100%	100%
Quality Distribution (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Tier breakdown of the Fund's common stocks Tier I: Premier gold-producing companies	28%	15%
Tier II: Major established gold producers	40%	28%
Tier III: Junior gold producers with medium cost production	15%	26%
Tier IV: Companies with some gold production on stream or in startup	5%	16%
Tier V: Primarily exploration companies with or without mineral reserves	12%	15%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (49.0% of Net Assets)
1. Placer Dome, Inc.	8.8%
2. Newmont Mining Corp.	5.0%
3. Crystallex International Corp.	4.8%
4. Bema Gold Corp.	4.6%
5. Newcrest Mining Ltd.	4.5%
6. Glamis Gold Ltd.	4.4%
7. Aber Diamond Corp.	4.4%
8. Wheaton River Minerals Ltd.	4.4%
9. Cambior, Inc.	4.2%
10. Compania de Minas Buenaventura SA	3.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks and Warrants 95.3%
Australia 9.5%
Adamus Resources Ltd.*	2,600,000	1,516,538
Aquarius Platinum Ltd. (f)	860,392	4,581,016
Central Asia Gold Ltd.* (b)	4,250,000	1,906,890
Climax Mining Ltd.*	8,700,000	715,645
Crescent Gold Ltd.*	1,925,000	194,335
Giants Reef Mining Ltd.* (b)	55,000,000	3,043,546
Highlands Pacific Ltd.*	5,250,000	2,080,753
Newcrest Mining Ltd.	1,950,000	24,293,778
Northern Orion Resources, Inc.* (f)	2,050,000	5,378,151
Pan Palladium Ltd.*	2,000,000	777,712
Red 5 Ltd.* (b)	11,500,000	1,418,950
Red 5 Ltd. (Warrants)* (b)	3,000,000	4,487
Sino Gold Ltd.*	2,800,000	4,271,433
Tanami Gold NL*	5,000,000	598,240
Universal Resources Ltd. (Warrants)*	443,912	5,809
(Cost $37,908,884)		50,787,283
Canada 66.3%
Aber Diamond Corp.*	675,000	23,474,892
African Minerals Co. (Warrants) 144A* (g)	1,000,000	9,600,000
African Minerals Co. (Warrants) "SP" 144A* (g)	750,000	6,000,000
Anooraq Resources Corp.*	2,000,000	3,066,202
Anooraq Resources Corp. (Warrants) 144A* (g)	500,000	46,608
Apollo Gold Corp. (Warrants) 144A* (g)	375,000	42,396
Aquiline Resources, Inc.*	100,000	91,822
Bema Gold Corp.* (f)	7,100,000	21,478,992
Bema Gold Corp. (Warrants)*	1,565,500	2,823,611
Bolivar Gold Corp.* (f)	600,000	850,994
Bolivar Gold Corp. (Warrants)*	1,066,667	852,634
Bolivar Gold Corp. (Warrants)*	1,650,000	1,055,134
Brazilian Diamonds Ltd.*	1,800,000	628,220
Cambior, Inc.* (f)	7,000,000	21,291,248
Cambior, Inc. (Warrants)*	922,500	1,021,009
Cardero Resources Corp.* (b)	1,479,500	4,208,949
Centerra Gold, Inc.*	300,000	5,287,969
Crystallex International Corp.* (b)	6,900,000	24,978,000
Crystallex International Corp. (Warrants)* (b)	450,000	636,975
Desert Sun Mining Corp.* (b) (f)	4,720,000	5,107,932
Desert Sun Mining Corp. (Warrants)* (b)	600,000	182,005
Eldorado Gold Corp.*	2,200,000	7,034,228
FNX Mining Co., Inc.*	1,000,000	4,632,097
Frontier Development Group, Inc.*	1,000,000	1,123,181
Gabriel Resources Ltd.*	267,100	337,228
Gammon Lakes Resources, Inc.*	1,950,000	10,663,251
Gateway Gold Corp.* (b)	1,700,000	1,881,533
Gateway Gold Corp. (Warrants) 144A* (b) (g)	300,000	0
Glamis Gold Ltd.*	1,200,000	23,611,396
Golden Star Resources Ltd.*	1,700,000	8,989,547
Great Basin Gold Ltd.*	4,000,000	6,197,991
Guinor Gold Corp.* (b)	12,500,000	9,940,562
IAMGOLD Corp.	1,500,000	11,227,711
IMA Exploration, Inc.*	100,000	281,205
Kinross Gold Corp.*	2,500,000	18,692,355
Kirkland Lake Gold, Inc. *(b)	1,400,000	7,632,712
Meridian Gold, Inc.*	700,000	11,839,311
Mexgold Resources, Inc.*	600,000	1,278,950
Mexgold Resources, Inc. (Warrants)*	300,000	149,539
Minefinders Corp., Ltd.*	385,300	2,811,371
Northern Lion Gold Corp.* (b)	1,350,000	1,217,463
Odyssey Resources Ltd* (b)	2,019,000	165,526
Odyssey Resources Ltd. (Warrants) 144A* (b) (g)	350,000	0
Orezone Resources, Inc. (Warrants) 144A* (g)	262,500	79,347
Peru Copper, Inc.*	790,000	861,406
Peru Copper, Inc. (Warrants)*	395,000	97,151
PilaGold, Inc. (Warrants) *	200,000	0
Placer Dome, Inc.*	2,200,000	47,219,512
Queenstake Resources Ltd.* (f)	9,112,000	4,108,711
Radius Explorations Ltd. (Warrants) 144A* (g)	400,000	61,586
Radius Gold, Inc.*	2,177,778	2,535,310
Shore Gold, Inc.*	1,176,500	2,025,538
Shore Gold, Inc. (Warrants)*	588,250	221,604
Stornoway Diamond Corp.*	1,050,000	1,205,165
Strongbow Resources, Inc.* (g)	800,000	255,790
Sunridge Gold Corp. (Warrants)*	100,000	172
Wheaton River Minerals Ltd.*	6,400,000	20,935,438
Wheaton River Minerals Ltd. (Warrants) "B"*	300,000	427,957
Wheaton River Minerals Ltd. (Warrants) "A"*	1,000,000	1,951,219
Wolfden Resources, Inc.* (b)	2,625,000	9,791,965
Wolfden Resources, Inc. (Warrants)* (b)	112,500	120,114
(Cost $286,517,913)		354,330,734
Ireland 2.0%
Celtic Resources 144A* (g) (Cost $4,951,107)	1,500,000	10,663,213
New Zealand 0.1%
Olympus Pacific Minerals, Inc. (Warrants) 144A* (Cost $290,712)	833,333	252,784
Papua New Guinea 2.6%
Lihir Gold Ltd.* (Cost $11,097,798)	15,000,000	13,909,080
Peru 3.9%
Compania de Minas Buenaventura SA (ADR) (Cost $20,648,923)	830,000	20,617,200
South Africa 5.1%
AngloGold Ashanti Ltd. (ADR)	280,000	10,382,400
Harmony Gold Mining Co., Ltd. (ADR)* (f)	1,430,000	16,874,000
(Cost $32,984,033)		27,256,400
United Kingdom 0.7%
Kalahari Diamonds Ltd.*	322,580	474,037
Randgold Resources Ltd. (ADR)* (f)	300,000	3,264,000
(Cost $3,166,913)		3,738,037
United States 5.1%
International Alliance Pacific Resources, Inc. (Warrants)*	500,000	500,000
Newmont Mining Corp.	565,000	26,848,800
(Cost $24,235,511)		27,348,800
Total Common Stocks and Warrants (Cost $421,801,794)		508,903,531

Securities Lending Collateral 8.9%
Daily Assets Fund Institutional, 1.80% (d) (e) (Cost $47,669,761)	47,669,761	47,669,761

Cash Equivalents 4.9%
United States
Scudder Cash Management QP Trust, 1.80% (c) (Cost $26,026,425)	26,026,425	26,026,425
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $495,497,980) (a)	109.1	582,599,717
Other Assets and Liabilities, Net	(9.1)	(48,524,323)
Net Assets	100.0	534,075,394

* Non-income producing security.

(a) The cost for federal income tax purposes was $502,327,091. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $80,272,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $97,833,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,560,926.

(b) Affiliated issuers (see Notes to Financial Statements).

(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $44,585,429, which is 8.4% of net assets.

(g) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
African Minerals Co.	September 2003	6,000,000	9,600,000	1.80
African Minerals Co.	November 2003	6,000,000	6,000,000	1.12
Anooraq Resources Corp.	December 2003	124,871	46,608	0.01
Apollo Gold Corp.	December 2002	251,171	42,396	0.01
Celtic Resources	September 2002	4,951,108	10,663,213	2.00
Gateway Gold Corp.	February 2004	17,335	0	0.00
Odyssey Resources Ltd.	November 2003	679	0	0.00
Orezone Resources, Inc.	October 2003	38,071	79,347	0.01
Radius Explorations Ltd.	October 2003	45,435	61,586	0.01
Strongbow Resources	August 2003	342,075	255,790	0.05
Total Restricted Securities			$ 26,748,940	5.01

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments in securities, at value: Unaffiliated issuers (cost $365,039,242) — including $44,585,429 of securities loaned	$ 436,665,922
Affiliated issuers (cost $56,762,552)	72,237,609
Investment in Daily Assets Fund Institutional (cost $47,669,761)*	47,669,761
Investment in Scudder Cash Management QP Trust (cost $26,026,425)	26,026,425
Total investments in securities, at value (cost $495,497,980)	582,599,717
Receivable for investments sold	5,175,836
Dividends and interest receivable	32,026
Receivable for Fund shares sold	1,795,062
Total assets	589,602,641
Liabilities
Due to custodian bank	637,578
Payable for investments purchased	5,409,418
Payable upon return of securities loaned	47,669,761
Payable for Fund shares redeemed	783,535
Accrued management fee	463,295
Other accrued expenses and payables	563,660
Total liabilities	55,527,247
Net assets, at value	$ 534,075,394
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(5,981,449)
Net unrealized appreciation (depreciation) on: Investments	87,101,737
Foreign currency related transactions	6,202
Accumulated net realized gain (loss)	43,742,992
Paid-in capital	409,205,912
Net assets, at value	$ 534,075,394

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($146,149,556 ÷ 7,484,977 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 19.53
Maximum offering price per share (100 ÷ 94.25 of $19.53)	$ 20.72

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($31,631,585 ÷ 1,626,267 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 19.45

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($84,022,892 ÷ 4,327,456 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 19.42
Class AARP Net Asset Value, offering and redemption price per share ($31,900,750 ÷ 1,632,239 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.54
Class S Net Asset Value, offering and redemption price per share ($240,370,611 ÷ 12,315,898 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $71,598)	$ 865,044
Interest — Scudder Cash Management QP Trust	325,674
Securities lending income, including income from Daily Assets Fund Institutional	168,390
Total Income	1,359,108
Expenses: Management fee	4,898,240
Administrative fee	1,476,179
Distribution service fees	1,227,243
Services to shareholders	453,827
Custodian and accounting fees	309,434
Directors' fees and expenses	17,810
Auditing	51,666
Legal	13,910
Reports to shareholders	19,902
Registration fees	62,488
Other	14,136
Total expenses, before expense reductions	8,544,835
Expense reductions	(611,314)
Total expenses, after expense reductions	7,933,521
Net investment income (loss)	(6,574,413)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	77,332,625
Investments — Affiliated issuers	(1,490,986)
Foreign currency related transactions	429,121
76,270,760
Net unrealized appreciation (depreciation) during the period on: Investments	(75,189,848)
Foreign currency related transactions	10,556
(75,179,292)
Net gain (loss) on investment transactions	1,091,468
Net increase (decrease) in net assets resulting from operations	$ (5,482,945)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ (6,574,413)	$ (2,358,627)
Net realized gain (loss) on investment transactions	76,270,760	42,090,550
Net unrealized appreciation (depreciation) on investment transactions during the period	(75,179,292)	159,924,865
Net increase (decrease) in net assets resulting from operations	(5,482,945)	199,656,788
Distributions to shareholders from: Net investment income: Class A	(9,342,367)	(70,506)
Class B	(1,424,038)	—
Class C	(3,234,444)	—
Class AARP	(1,860,810)	(37,835)
Class S	(15,646,775)	(1,110,185)
Fund share transactions: Proceeds from shares sold	431,618,335	294,322,504
Reinvestment of distributions	26,446,458	1,119,248
Cost of shares redeemed	(357,742,320)	(155,997,235)
Net increase (decrease) in net assets from Fund share transactions	100,322,473	139,444,517
Increase (decrease) in net assets	63,331,094	337,882,779
Net assets at beginning of period	470,744,300	132,861,521
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $(5,981,449) and $504,773, respectively)	$ 534,075,394	$ 470,744,300

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.66	$ 9.33	$ 6.83	$ 6.81
Income (loss) from investment operations: Net investment income[b]	(.25)	(.18)	(.07)	.02
Net realized and unrealized gain (loss) on investment transactions	.37	11.57	2.63	.00[c]
Total from investment operations	.12	11.39	2.56	.02
Less distributions from: Net investment income	(1.25)	(.06)	(.06)	—
Net asset value, end of period	$ 19.53	$ 20.66	$ 9.33	$ 6.83
Total Return (%)[d]	.48[e]	122.10[e]	37.88	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	146	134	8.3
Ratio of expenses before expense reductions (%)	1.72	1.90	1.93	1.87*
Ratio of expenses after expense reductions (%)	1.62	1.85	1.93	1.87*
Ratio of net investment income (loss) (%)	(1.34)	(1.23)	(.61)	.85*
Portfolio turnover rate (%)	76	80	163	113

[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.55	$ 9.31	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[b]	(.39)	(.27)	(.14)	.01
Net realized and unrealized gain (loss) on investment transactions	.36	11.51	2.64	(.01)
Total from investment operations	(.03)	11.24	2.50	.00
Less distributions from: Net investment income	(1.07)	—	—	—
Net asset value, end of period	$ 19.45	$ 20.55	$ 9.31	$ 6.81
Total Return (%)[c]	(.26)[d]	120.73[d]	36.71	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	24	5.3
Ratio of expenses before expense reductions (%)	2.53	2.73	2.73	2.67*
Ratio of expenses after expense reductions (%)	2.36	2.69	2.73	2.67*
Ratio of net investment income (loss) (%)	(2.08)	(2.07)	(1.41)	.05*
Portfolio turnover rate (%)	76	80	163	113

[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.53	$ 9.29	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income[b]	(.38)	(.29)	(.15)	.01
Net realized and unrealized gain (loss) on investment transactions	.35	11.53	2.64	(.01)
Total from investment operations	(.03)	11.24	2.49	.00
Less distributions from: Net investment income	(1.08)	—	(.01)	—
Net asset value, end of period	$ 19.42	$ 20.53	$ 9.29	$ 6.81
Total Return (%)[c]	(.25)[d]	120.99[d]	36.77	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	40	2.1
Ratio of expenses before expense reductions (%)	2.48	2.71	2.71	2.64*
Ratio of expenses after expense reductions (%)	2.35	2.63	2.71	2.64*
Ratio of net investment income (loss) (%)	(2.07)	(2.01)	(1.39)	.08*
Portfolio turnover rate (%)	76	80	163	113

[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class AARP
Years Ended October 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.68	$ 9.34	$ 6.83	$ 5.30	$ 5.73
Income (loss) from investment operations: Net investment income (loss)[b]	(.21)	(.13)	(.03)	.09	.00[c]
Net realized and unrealized gain (loss) on investment transactions	.37	11.56	2.62	1.46	(.43)
Total from investment operations	.16	11.43	2.59	1.55	(.43)
Less distributions from: Net investment income	(1.30)	(.09)	(.08)	(.02)	—
Net asset value, end of period	$ 19.54	$ 20.68	$ 9.34	$ 6.83	$ 5.30
Total Return (%)	.65[d]	122.72[d]	38.51	29.19	(7.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	24	4	1.02
Ratio of expenses before expense reductions (%)	1.49	1.66	1.65	1.59	1.66*
Ratio of expenses after expense reductions (%)	1.38	1.63	1.65	1.59	1.66*
Ratio of net investment income (loss) (%)	(1.10)	(1.01)	(.33)	1.40	(.11)**
Portfolio turnover rate (%)	76	80	163	113	15

[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005 per share.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 20.65	$ 9.34	$ 6.83	$ 5.31	$ 6.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.12)	(.03)	.09	.02
Net realized and unrealized gain (loss) on investment transactions	.36	11.52	2.62	1.45	(1.35)
Total from investment operations	.16	11.40	2.59	1.54	(1.33)
Less distributions from: Net investment income	(1.29)	(.09)	(.08)	(.02)	—
In excess of net investment income	—	—	—	—	(.09)
Total distributions	(1.29)	(.09)	(.08)	(.02)	(.09)
Net asset value, end of period	$ 19.52	$ 20.65	$ 9.34	$ 6.83	$ 5.31
Total Return (%)	.70[b]	122.39[b]	38.36	28.99	(20.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	240	248	114	96	82
Ratio of expenses before expense reductions (%)	1.47	1.66	1.65	1.59	1.84[c]
Ratio of expenses after expense reductions (%)	1.33	1.64	1.65	1.59	1.81[c]
Ratio of net investment income (loss) (%)	(1.05)	(1.02)	(.33)	1.40	.31
Portfolio turnover rate (%)	76	80	163	113	15

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.76%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Gold and Precious Metals Fund (the "Fund"), is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the valve of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 44,589,234
Capital loss carryforwards	$ —
Net unrealized appreciation (depreciation) on investments	$ 80,272,626

In addition, during the year ended October 31, 2004 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 31,508,434	$ 1,218,526

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $424,181,499 and $358,881,970, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor. The Advisor compensates DIAL out of the management fee it receives from the Fund.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $2,458, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004. Effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 to March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 431,452	$ 127,906
Class B	86,721	34,409
Class C	186,398	77,396
Class AARP	86,778	20,155
Class S	684,830	158,989
	$ 1,476,179	$ 418,855

Effective October 1, 2003 through February 28, 2006, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and director counsel fees and organizational and offering expenses). Furthermore, for the period October 1, 2003, through March 31, 2004, the Advisor agreed to contractually waive all or a portion of its Administrative Fee on Class A, B and C shares of the Fund to the extent necessary to maintain the operating expenses at 1.47%, 1.48% and 1.41%, respectively, of daily net assets (excluding certain expenses such as extraordinary, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). Furthermore, for the period April 1, 2004 through October 31, 2004, the Advisor agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class B and C at 1.38% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

In addition, the Advisor reimbursed expenses of $13,602, $8,880, $10,307 and $157,212 for Class B, C AARP and S shares, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the year ended October 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2004
Class A	$ 110,836	$ 48,697
Class B	32,116	15,318
Class C	48,004	20,725
Class AARP	27,808	11,298
Class S	135,488	62,277
	$ 354,252	$ 158,315

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through October 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $163,772 of which $70,251 is unpaid at October 31, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 207,407	$ 19,291
Class C	505,548	50,914
	$ 712,955	$ 70,205

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Annualized Effective Rate
Class A	$ 283,539	$ 47,552.21%
Class B	64,910	11,631.23%
Class C	165,839	30,128.25%
	$ 514,288	$ 89,311

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the year ended October 31, 2004, aggregated $189,370 and $6,185, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $120,194 and $121,377, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended October 31, 2004, SDI received $14,700.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended October 31, 2004, with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchases Cost ($)	Sales Cost ($)	Realized Gain/(Loss) ($)	Dividend Interest Income ($)	Value ($)
Adamus Resources Ltd.	2,600,000	519,189	15,709	85,846	—	1,516,538*
Anooraq Resources Corp.	2,000,000	1,527,408	723,405	2,551,302	—	3,066,202*
Anooraq Resources Corp. (Warrants)	500,000	124,871	—	—	—	46,608*
Apollo Gold Corp.	—	—	4,264,988	(874,706)	—	—*
Apollo Gold Corp. (Warrants)	375,000	—	—	—	—	42,396*
Bolivar Gold Corp.	600,000	222,810	3,091,524	52,697	—	850,994*
Bolivar Gold Corp. (Warrants)	1,066,667	—	—	—	—	852,634*
Bolivar Gold Corp. (Warrants)	1,650,000	—	—	—	—	1,055,134*
Cambior, Inc.	7,000,000	11,910,308	3,835,017	3,718,095	—	21,291,248*
Cambior, Inc. (Warrants)	922,500	625,779	—	—	—	1,021,009*
Cardero Resource Corp.	1,479,500	2,624,041	375,905	246,721	—	4,208,949
Celtic Resources	1,500,000	2,032,057	441,820	1,443,496	—	10,663,213*
Central Asia Gold Ltd.	4,250,000	2,778,848	—	—	—	1,906,890
Crescent Gold Ltd.	1,925,000	384,725	147,734	(37,983)	—	194,335*
Crystallex International Corp.	6,900,000	10,171,191	5,662,134	2,645,490	—	24,978,000
Crystallex International Corp. (Warrants)	450,000	269,339	1,980,000	—	—	636,975
Desert Sun Mining Corp.	4,720,000	2,564,057	1,131,755	(237,806)	—	5,107,932
Desert Sun Mining Corp. (Warrants)	600,000	200,182	—	—	—	182,005
Gabriel Resources Ltd.	267,100	4,508,186	11,479,578	(4,215,392)	—	337,228*
Gammon Lakes Resources, Inc.	1,950,000	7,233,704	4,369,588	4,179,154	—	10,663,251*
Gammon Lake Resources, Inc. (Warrants)	—	735,571	—	—	—	—*
Gateway Gold Corp.	1,700,000	3,270,292	140,346	202,852	—	1,881,533
Gateway Gold Corp. (Warrants)	—	178,784	325,900	48,372	—	—
Gateway Gold Corp. (Warrants)	—	1,259,638	1,259,638	—	—	—
Gateway Gold Corp. (Warrants)	300,000	17,335	—	—	—	—
Giants Reef Mining Ltd.	55,000,000	—	—	—	—	3,043,546
Giants Reef Mining Ltd. (Warrants)	—	—	7,220	19,059	—	—
Great Basin Gold Ltd.	4,000,000	2,472,217	830,335	798,743	—	6,197,991*
Guinor Gold Corp.	12,500,000	6,976,850	68,703	90,817	—	9,940,562
Kenor ASA	—	797,173	6,817,378	—	—	—*
Kirkland Lake Gold, Inc.	1,400,000	688,419	1,068,150	714,905	—	7,632,712
Metallica Resources, Inc.	—	7,127,222	7,127,222	(2,417,766)	—	—*
Metallica Resources, Inc. (Warrants)	—	253,571	253,571	(145,275)	—	—*
Nevsun Resources Ltd.	—	7,472,912	15,236,205	(6,661,700)	—	—*
Northern Lion Gold Corp.	1,350,000	1,140,802	139,524	195,995	—	1,217,463
Northern Lion Gold Corp. (Units)	—	56,972	—	—	—	—
Odyssey Resources Ltd	2,019,000	1,071,595	459,813	(281,830)	—	165,526
Odyssey Resources Ltd. (Warrants)	350,000	679	—	—	—	—
Queenstake Resources Ltd.	9,112,000	20,464,693	14,029,738	(6,001,256)	—	4,108,711*
Red 5 Ltd.	11,500,000	407,659	24,286	37,644	—	1,418,950
Red 5 Ltd. (Warrants)	3,000,000	—	—	—	—	4,487
Sunridge Gold Corp.	—	1,835,571	3,470,005	(1,036,904)	—	—*
Sunridge Gold Corp. (Warrants)	100,000	15,243	145,725	—	—	172*
Wolfden Resources, Inc.	2,625,000	2,873,542	1,900,198	3,388,444	—	9,791,965
Wolfden Resources, Inc. (Warrants)	112,500	—	—	—	—	120,114
Total				(1,490,986)	—	134,145,273

* No longer an affiliate at October 31, 2004.On October 31, 2004, investments in affiliated issuers, at value, were $72,237,609.

E. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,712,194	$ 190,946,114	8,736,323	$ 132,986,146
Class B	1,337,866	26,222,130	1,391,526	19,138,293
Class C	3,799,726	75,060,709	2,115,980	31,289,001
Class AARP	2,214,241	45,055,785	1,342,513	20,114,372
Class S	4,857,378	94,333,597	6,845,663	90,794,692
		$ 431,618,335		$ 294,322,504
Shares issued to shareholders in reinvestment of distributions
Class A	333,766	$ 6,618,583	5,069	$ 56,620
Class B	63,996	1,271,593	—	—
Class C	120,981	2,400,293	—	—
Class AARP	87,476	1,732,934	3,205	35,766
Class S	729,173	14,423,055	92,095	1,026,862
		$ 26,446,458		$ 1,119,248
Shares redeemed
Class A	(9,071,594)	$ (174,725,831)	(3,122,275)	$ (46,084,354)
Class B	(951,822)	(18,122,034)	(724,158)	(9,327,520)
Class C	(1,547,140)	(28,828,075)	(410,691)	(5,394,412)
Class AARP	(1,807,042)	(35,034,934)	(623,828)	(7,758,801)
Class S	(5,301,586)	(101,031,446)	(7,070,207)	(87,432,148)
		$ (357,742,320)		$ (155,997,235)
Net increase (decrease)
Class A	974,366	$ 22,838,866	5,619,117	$ 86,958,412
Class B	450,040	9,371,689	667,368	9,810,773
Class C	2,373,567	48,632,927	1,705,289	25,894,589
Class AARP	494,675	11,753,785	721,890	12,391,337
Class S	284,965	7,725,206	(132,449)	4,389,406
		$ 100,322,473		$ 139,444,517

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold and Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Gold and Precious Metals Fund, (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 28, 2004	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $49,000,000 as capital gain dividends for its year ended October 31, 2004, of which 100% represents 20% rate gains.

For federal income tax purposes, the Fund designates $700,000, or the maximum allowable under tax law, as qualified dividend income.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGDAX	SGDBX	SGDCX
CUSIP Number	810904-300	810904-409	810904-508
Fund Number	419	619	719

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGLDX	SCGDX
Fund Number	119	019
Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder Mutual Funds, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                SCUDDER GOLD FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004              $79,500          $185             $13,900          $0
--------------------------------------------------------------------------------
2003              $70,500         $1,205            $13,200          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                 $453,907                $0                    $0
--------------------------------------------------------------------------------
2003                 $662,457             $50,000                  $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004             $13,900              $0            $1,153,767      $1,167,667
--------------------------------------------------------------------------------
2003             $13,200           $50,000          $4,947,177      $5,010,377
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Gold and Precious Metals Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Gold and Precious Metals Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

By:                                 /s/Paul Schubert
                                    -----------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    -----------------------------------------